THE PBHG FUNDS, INC.

                       SUPPLEMENT DATED NOVEMBER 12, 1999
                   TO THE PROSPECTUS FOR THE PBHG CLASS SHARES
                               DATED JULY 31, 1999

This Supplement updates certain information contained in the Prospectus, as previously supplemented. You should retain the Prospectus and all Supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 1-800-433-0051.

     Effective at the close of business on November 12, 1999 ("Closing Day"), the PBHG New Opportunities Fund will close to new investors. As of the Closing Day, shareholders who have not established a PBHG New Opportunities Fund account will no longer be permitted to exchange their shares for shares of the PBHG New Opportunities Fund. These actions will help enable the Fund to invest effectively in accordance with its current investment objectives, policies and restrictions.

     After the Closing Day, investments in the PBHG New Opportunities Fund will be accepted only as permitted in the "Fund Summaries - PBHG New Opportunities Fund" section of the Prospectus. That section currently provides that after the Closing Day, only the following investments will be accepted: (a) subsequent investments by persons who were shareholders on Closing Day; (b) new and subsequent investments made by certain clients and employees of Pilgrim Baxter and its affiliates; and (c) new and subsequent investments by certain pensions plans.